UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 08, 2022

Cytokinetics, Incorporated

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-50633	94-3291317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Oyster Point Boulevard
South San Francisco, California		94080
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 624-3000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	CYTK	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Second Amendment to Development Funding Loan Agreement

As previously disclosed, on January 7, 2022, Cytokinetics, Incorporated (“Cytokinetics”) entered into a Development Funding Loan Agreement (the “Loan Agreement”) with Royalty Pharma Development Funding, LLC (“Royalty Pharma”) providing for term loans (the “Term Loans”) in an aggregate principal amount of up to $300 million to, inter alia, fund Cytokinetics’ commercialization of Cytokinetics’ proprietary small molecule cardiac myosin activator known as omecamtiv mecarbil and Cytokinetics’ proprietary small molecule cardiac myosin inhibitor known as aficamten and for working capital to fund its general business requirements. In connection with the Loan Agreement, Cytokinetics and Royalty Pharma entered into an amendment to the Loan Agreement, dated as of December 8, 2022 (the “Amendment”). The Amendment extends the deadline dates, from December 31, 2022, to March 31, 2023, for which each of the respective conditions of the Tranche 2 Term Loans and Tranche 3 Term Loans must occur in order for Cytokinetics to be able to draw on these loans. In consideration for extending these deadline dates to meet the conditions of the Tranche 2 Term Loans and Tranche 3 Term Loans, the aggregate amount payable in respect of any Tranche 2 Term Loans or Tranche 3 Term Loans only was increased from 190% to 200% of the principal amount thereof.

The foregoing descriptions of the Loan Agreement and the Amendment do not purport to be complete and are qualified in their entirety by reference to the complete text of the Loan Agreement and the Amendment, copies of which Cytokinetics expects to file, with confidential terms redacted, with the SEC as exhibits to Cytokinetics’ annual report on Form 10-K for the annual financial year period ending on December 31, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYTOKINETICS, INCORPORATED

Date:	December 8, 2022	By:	/s/ John Faurescu
John Faurescu, Esq., Vice President, Corporate Legal & Assistant Secretary